Exhibit 10.3

Eagle Rock Energy G&P, LLC 2011 Short Term Incentive Bonus Plan

Amendments to 2011 Enterprise Goals

	Previous Target	New Target
1. Adjusted EBITDA	$[*****]	$[*****]
2. DCF	$[*****]/unit	$[*****]/unit
3. Volumes Targets
. . .
b. Upstream	11.8 BCFE	25.0 BCFE
4. OPEX (Excludes ad valorem and servance tax) / G&A
. . .
b. Upstream	$23.0 MM	$28.3 MM
i. $/MCFE target	$[*****]	$[*****]
c. G&A (excluding LTIPs) not to exceed	$40.0 MM	$49.0 MM
. . .

[*****]     indicates redacted terms for which confidential treatment has been requested from the Securities and Exchange Commission.